Exhibit 99.1

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[LOGO]

CSFB 7th Annual Global Services
Growth Conference
March 15, 2005

[LOGO]

Forward Looking Statements

This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements should be considered as estimates only and actual results may ultimately differ from these estimates.  Except to the extent required by applicable securities laws, CB Richard Ellis undertakes no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our annual report on Form 10-K and our quarterly reports on Form 10-Q, which are filed with the SEC and available at the SEC’s website (http://www.sec.gov), for a full discussion of the risks and other factors, that may impact any estimates that you may hear today. Our responses to questions must be limited to information that is acceptable for dissemination within the public domain.  In addition, we may make certain statements during the course of this presentation which include references to “non-GAAP financial measures,” as defined by SEC regulations.  As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are available in the fourth quarter earnings press release.

Participants

Brett White – President

Ken Kay – Senior Executive Vice President and Chief Financial Officer

Overview

The World Class Commercial Real Estate Services Provider

Leading Global Brand	• 99 years
• 50 countries
• #1 in key cities in U.S., Europe and Asia

Broad Capabilities	• #1 commercial real estate brokerage
• #1 appraisal and valuation
• #1 property and facilities management
• #2 commercial mortgage brokerage
• $15.1 billion in investment assets under management

Scale, Diversity and Earnings Power	• 2x nearest competitor
• Thousands of clients, more than 70% of Fortune 100
• 2004 Revenue of $2.4 billion
• 2004 Normalized EBITDA of $300.3 million(1)
• Strong organic revenue and earnings growth for 2004

(1) Excludes integration costs and one-time IPO compensation expense.

Global Reach & Local Leadership

2004 Revenue by Region

[CHART]

Leading
Market Positions

New York

London

Los Angeles

Chicago

Sydney

Paris

Washington, D.C.

Madrid

Singapore

CBRE is unique in offering customers global coverage and leading local expertise.

Diversified Blue Chip Client Base

2004 Revenue by Client Type

[CHART]

Representative Clients

[LOGO]

Top 20 customers are less than 9% of total revenue.

Full Services Platform

2004

Americas Revenue

Advisory Services			Outsourcing Services
	Revenue			Revenue
	Generation			Generation
[CHART]
Leasing, sales, divestitures	Commission		Manages properties for owners	Contractual

Mortgage brokerage	Commission and Servicing Fees		Comprehensive corporate real estate services	Contractual

Valuations, appraisals, research	Assignment and Subscription Fees

Fragmented Industry

$22 Billion US Commercial Real Estate Services Industry (1)

U.S. Market Share

Top 5 = 12.9% Share

[CHART]

The market has grown at a 4.8% CAGR from 1993 to 2003.

Source: External public filings and management estimates as of 12/31/03.

(1) Excluding investment management.

Superior Platform Drives Outperformance

Competitive Landscape

[CHART]

FY 2001 - 2004 CAGR

[CHART]

	CBG	JLL	TCC	Business Services (2)

FY05 P/E (as of 3/11/05)	17.1x	19.3x	17.1x	21.8x

(1)   Excluding merger related costs, integration costs and one-time IPO compensation expense.

(2)   Average based on ABM, ACN, ADP, CEN, FDC, KELYA, MAN, PAYX, RHI, and RMK.

Our full-service, global platform has allowed us to outperform competitors.

Capitalize on Favorable Industry Conditions

Improving Supply / Demand Outlook

[CHART]

Source: Torto Wheaton Research. Data as of Q4 2004.

Markets Clustering at Bottom of Cycle

[CHART]

•  The markets do not necessarily move along the curve in the same direction or at the same speed

Source: CB Richard Ellis

Key Growth Strategies

Growth Drivers

INDUSTRY TRENDS	RELATED STRATEGY

Increased vendor consolidation	•	Capitalize on cross-selling opportunities
	•	Leverage geographic diversity of platform
	•	Capitalize on breadth of service offerings
	•	Selectively seek infill acquisition opportunities

Corporate outsourcing	•	Single point of contact management
	•	Emphasize multi-market/cross-border capabilities
	•	Focus on Fortune 500 penetration
	•	Invest in enabling IT platforms

Increased capital allocations to real estate	•	Leverage demographic-driven investment trends and globalization of capital flows
	•	Leverage expertise across all property types
	•	Aggregate the fragmented private client market

Institutional ownership of real estate	•	Match risk/return profiles
	•	Develop innovative investment vehicles
	•	Grow assets under management
	•	Capitalize on “feet on the ground” global platform

Pursue Vendor Consolidation Opportunities

[LOGO]

•                  CBRE is the exclusive service provider for Avaya’s portfolio

•                  Transaction Management, Facilities Management and Lease Administration

[GRAPHIC]

•                  350 locations

•                  52 countries

•                  Over 7 million square feet

CBRE delivers global solutions through leading local expertise.

Promote Cross-Selling

[LOGO]

	Initial	Current
	Services	Services

Facilities Management

Lease Administration

Transaction Management

Project Management

Strategic Planning

Location Consulting

•                  23.4M square feet of facilities managed, 60% growth since 2000

•                  117% growth in project management (2003 over 2000)

•                  CBRE’s client-share has increased 50% and fees doubled over past four years

($ in millions)

[CHART]

Grow Investment Management Business

Real Estate Institutional Ownership

($ in billions)

[CHART]

Source:	Institutional Real Estate, Inc.
Note:	Ownership shown as of June 30th.

CBRE’s Assets Under Management

($ in billions)

[CHART]

Note:	Assets under management for 1998-2004 shown as of December 31st.

Substantial cross-selling of services currently drives approximately $50 million in revenue for CBRE.

Financial Overview

Consistent Long Term Growth

($ in millions)

[CHART]

(1) Normalized EBITDA excludes merger related costs, integration costs and one-time IPO compensation expense.

CBRE has consistently outpaced industry growth.

Annual Financial Results

		2003
($ in millions)	2004	Reported(1)	% Change	Incl. Insignia(2)	% Change
Revenue	2,365.1	1,630.1	45	1,948.8	21

Cost of Services	1,203.8	796.4	51	968.9	24
Operating, Admin. & Other	909.8	678.4	34	826.9	10
Merger-Related Charges	25.6	36.8	-30	36.8	-30
Equity Income	-19.5	-14.4	36	-14.4	35

EBITDA	245.4	132.8	85	130.6	88

One Time Charges:
Merger-Related Charges	25.6	36.8	-30	36.8	-30
Integration Costs	14.3	13.6	5	13.6	5
IPO-Related Compensation Expense	15.0	—	100	—	100

Normalized EBITDA	300.3	183.2	64	181.0	66

(1)	Includes reported results of Insignia’s commercial operations which were purchased on 7/23/03.
(2)

Includes reported results of Insignia’s commercial operations prior to the acquisition on 7/23/03. The financial information including Insignia is presented for informational purposes only and does not purport to represent what CB Richard Ellis’ results of operations or financial position would have been had the Insignia acquisition in fact occurred prior to the first seven months of 2003.

Strong Momentum Across Business Segments

2004 Revenue Breakdown

[CHART]

Growth in Business Segments

($ in millions)

			Y-O-Y
	2004	2003 (a)%

Investment Sales	$807	$569	42%

Leasing	986	890	11%

Property & Facilities Mgmt	185	176	5%

Appraisal & Valuation	156	130	20%

Mtg Brokerage	107	82	31%

Investment Mgmt	91	67	36%

Other	32	35	-8%

Total	$2,365	$1,949	21%

(a)          Includes reported results of Insignia’s commercial operations prior to the acquisition on 7/23/03.

EBITDA Margins

[CHART]

2003 incl. Insignia(2)	9.3

2003	11.2

2004	12.7

Continued margin improvement due to:

•     Robust revenue growth

•                  Productivity improvements

•                  Operating leverage

Variable vs. Fixed Detail

	% of Revenue
	2003	2004

Revenue	100.0	100.0

Total Variable Costs	55.4	57.0

Total Fixed Costs	33.4	30.3

Normalized EBITDA (1)	11.2	12.7

Notes:

(1)          EBITDA margins exclude merger-related charges, integration expenses, amortization of Insignia revenue backlog and IPO related compensation expense.

(2)          The financial information including Insignia is presented for informational purposes only and does not purport to represent what CB Richard Ellis results of operations or financial position would have been had the Insignia acquisition in fact occurred prior to 2003.

Capitalization Capitalization

	As of		%
($ in millions)	12/31/2004	12/31/2003	Change
Cash	256.9	163.9	57

Revolver	—	—	—

Tranche B loan	277.1	297.5	-7

Other debt(1)	22.5	39.2	-43

9¾% senior notes	130.0	200.0	-35

11¼% senior subordinated notes(2)	205.0	226.2	-9
Total CB Richard Ellis Services debt	634.6	762.9	-17

16% senior notes	—	35.5	-100
Total debt	634.6	798.4	-21

Shareholders’ equity	558.9	332.9	68
Total capitalization	1,193.5	1,131.3	5

Total net debt	377.7	634.5	-40

1.               Excludes $138.2 million and $230.8 million of warehouse facility at December 31, 2004 and December 31, 2003, respectively.

Also excludes non-recourse debt relating to a building investment in Japan of $43.7 million at December 31, 2003.

2.               The 2004 balance does not reflect $26.4 million of notes repurchased year-to-date in 2005.

2004 Normalized Internal Cash Flow

•                  Strong cash flow generation

•                  Low capital intensity

•                  2004 capital expenditures exclude $12.0 million related to the integration of Insignia

[CHART]

(a) Reconciliation of net income to net income, as adjusted provided on page 27.

Key Drivers of Earnings Growth

Revenue		Margin		Deleveraging		Significant
Growth	+	Expansion	+	Balance Sheet	=	EPS Growth

• Market growth		• Operating leverage		• Minimum $50 million debt paydown targeted		• High teens to low 20% annual EPS growth

• Market share gains		• 12% - 14% annual EBITDA growth

• 7% - 9% annual revenue growth

Revenue growth, margin expansion and deleveraging allow CBRE to achieve substantial earnings growth.

2005 Guidance

	2004	2005

Revenues	$2.4B	8% Growth

Net Income	$118M	$149M - $156M (26% - 32% Growth) (1)

EPS	$1.65	$1.95 - $2.05 (18% - 24% Growth) (1)

(1) Excluding residual one-time Insignia and debt buy-back charges of approximately $15 million pre-tax.

Remember Who We Are

We are:

•                  A growth-oriented business services enterprise with 215 offices around the world

•                  A full service provider with a diverse suite of services to address any commercial real estate need

•                  More than 2X the size of our nearest competitor in terms of 2004 revenue

•                  Focused on growing existing client relationships through cross-selling opportunities and a multi-market approach

•                  Focused on outperforming the industry in terms of margin expansion and market penetration

•                  Able to significantly leverage our operating structure

•                  A strong cash flow generator

We are not:

•                  Asset intensive

•                  Capital intensive

•                  A REIT or direct property owner

•                  Dependent on a few markets, producers or clients

•                  Interest rate dependent

Appendix

Reconciliation of Net Income to Net Income, As Adjusted

2004 Results

[CHART]

(a) Intangible asset amortization expense related to Insignia net revenue backlog

(b) Insignia merger and integration related costs

(c) One-time IPO related compensation expense

(d) Costs of extinguishment of debt related to the IPO

Consolidated Net Income to EBITDA Reconciliation

($Mill)

	Twelve Months Ended December 31
	2004	2003
Net Income (Loss)	$64.7	$(34.7)
Add:
Depreciation and amortization	54.9	92.6
Interest expense	65.4	71.3
Loss on extinguishment of debt	21.1	13.5
Provision (benefit) for income taxes	43.5	(6.3)
Less:
Interest income	4.3	3.6
EBITDA	$245.3	$132.8

Reconciliation of Reported EBITDA to Normalized EBITDA

($Mill)

	Twelve Months Ended December 31
	2004	2003

Reported EBITDA	$245.3	$132.8

One Time Costs:
Merger Related Costs	25.6	36.8
Integration Costs	14.3	13.6
IPO - Related Compensation Costs	15.0	—
Total One Time Costs	$54.9	$50.4

Normalized EBITDA	$300.3	$183.2

[LOGO]